This ASSIGNMENT AGREEMENT (the “Assignment Agreement”) is made as of August 1, 2005, by and between Bayview Financial Property Trust II, a Delaware statutory trust, as assignor (“BFPT II” or the “Assignor”) and Bayview Financial Securities Company, LLC, a Delaware limited liability company, as assignee (the “Assignee”).

WITNESSETH:

WHEREAS, pursuant to that certain Transfer and Servicing Agreement dated as of December 1, 2003 (together with any amendment or supplement thereto, the “2003-G Transfer and Servicing Agreement”), among Bayview Financial Revolving Asset Trust 2003-G, as issuer (the “2003-G Trust”), Wells Fargo, as master servicer, BFPT II, as depositor, and Wachovia, as indenture trustee (in such capacity, the “2003-G Indenture Trustee”) and custodian, BFPT II sold certain mortgage loans to the 2003-G Trust and the 2003-G Trust granted a security interest in such mortgage loans and certain other rights relating to such mortgage loans to the 2003-G Indenture Trustee, on behalf of the Noteholders, pursuant to the Indenture dated as of December 1, 2003, between the 2003-G Trust and the 2003-G Indenture Trustee;

WHEREAS, pursuant to that certain Transfer and Servicing Agreement dated as of April 1, 2004 (together with any amendment or supplement thereto, the “2004-B Transfer and Servicing Agreement”), among Bayview Financial Revolving Asset Trust 2004-B, as issuer (the “2004-B Trust”), Wells Fargo, as master servicer, BFPT II, as depositor, Wachovia, as indenture trustee (in such capacity, the “2004-B Indenture Trustee”) and custodian, and BNY Trust Company of Canada, as co-indenture trustee (the “2004-B Co-Indenture Trustee”), BFPT II sold certain mortgage loans to the 2004-B Trust and the 2004-B Trust granted a security interest in such mortgage loans and certain other rights relating to such mortgage loans to the 2004-B Indenture Trustee, on behalf of the Noteholders, pursuant to the Indenture dated as of April 1, 2004, among the 2004-B Trust, the 2004-B Indenture Trustee and the 2004-B Co-Indenture Trustee;

WHEREAS, pursuant to that certain Transfer and Servicing Agreement dated as of February 1, 2005 (together with any amendment or supplement thereto, the “2005-A Transfer and Servicing Agreement,” and together with the 2003-G Transfer and Servicing Agreement and the 2004-B Transfer and Servicing Agreement, the “Transfer and Servicing Agreements”), among Bayview Financial Revolving Asset Trust 2005-A, as issuer (the “2005-A Trust,” and together with the 2003-G Trust and the 2004-B Trust, the “Revolving Trusts”), Wells Fargo, as master servicer, BFPT II, as depositor, and Wachovia, as indenture trustee (in such capacity, the “2005-A Indenture Trustee”) and custodian, and BNY Trust Company of Canada, as co-indenture trustee (in such capacity, the “2005-A Co-Indenture Trustee”), BFPT II sold certain mortgage loans to the 2005-A Trust and the 2005-A Trust granted a security interest in such mortgage loans and certain other rights relating to such mortgage loans to the 2005-A Indenture Trustee, on behalf of the Noteholders, pursuant to the Indenture dated as of February 1, 2005, among the 2005-A Trust and the 2005-A Indenture Trustee and the 2005-A Co-Indenture Trustee;

WHEREAS, pursuant to that certain Assignment and Relinquishment of Security Interest Agreement dated as of June 1, 2005, among the 2003-G Trust, BFPT II and the 2003-G Indenture Trustee, the 2003-G Trust sold, transferred and otherwise assigned those certain mortgage loans listed on Schedule I hereto (the “2003-G Assigned Mortgage Loans”) to BFPT II, and the 2003-G Indenture Trustee relinquished its security interest in the 2003-G Assigned Mortgage Loans, including all of its rights relating to the 2003-G Assigned Mortgage Loans under the applicable Purchase Agreement and the applicable Transfer and Servicing Agreement, and all items in the related Mortgage File;

WHEREAS, pursuant to that certain Assignment and Relinquishment of Security Interest Agreement dated as of March 1, 2005, among the 2004-B Trust, BFPT II and the 2004-B Indenture Trustee, the 2004-B Trust sold, transferred and otherwise assigned those certain mortgage loans listed on Schedule II hereto (the “2004-B Assigned Mortgage Loans”) to BFPT II, and the 2004-B Indenture Trustee relinquished its security interest in the 2004-B Assigned Mortgage Loans, including all of its rights relating to the 2004-B Assigned Mortgage Loans under the applicable Purchase Agreement and the applicable Transfer and Servicing Agreement, and all items in the related Mortgage File; and

WHEREAS, pursuant to that certain Assignment and Relinquishment of Security Interest Agreement dated as of August 1, 2005, among the 2005-A Trust, BFPT II and the 2005-A Indenture Trustee, the 2005-A Trust sold, transferred and otherwise assigned those certain mortgage loans listed on Schedule III hereto (the “2005-A Assigned Mortgage Loans,” and together with the 2003-G Assigned Mortgage Loans and the 2004-B Assigned Mortgage Loans, the “Assigned Mortgage Loans”) to BFPT II, and the 2005-A Indenture Trustee relinquished its security interest in the 2005-A Assigned Mortgage Loans, including all of its rights relating to the 2005-A Assigned Mortgage Loans under the applicable Purchase Agreement and the applicable Transfer and Servicing Agreement, and all items in the related Mortgage File;  and

WHEREAS, the Assignor desires to sell, transfer and otherwise assign the Assigned Mortgage Loans to the Assignee, and the Assignee desires to purchase such Assigned Mortgage Loans.

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.

Conveyance of Assigned Mortgage Loans.  The Assignor does hereby grant, transfer, assign, set over and otherwise convey to the Assignee, without recourse, all right, title and interest of the Assignor in and to (i) the Assigned Mortgage Loans, including all payments of interest (other than any Retained Interest), all prepayment premiums or penalties or yield maintenance payments, and all principal and other amounts received or receivable on or with respect to the Assigned Mortgage Loans on or after August 1, 2005 (other than payments due on or prior to such date), and all payments due after such date but received prior to such date and intended by the related obligor to be applied after such date, (ii) the related Mortgage Files and all rights of the Assignor in the Loan Collateral, (iii) any Insurance Policies, (iv) any Insurance Proceeds, REO Property, Liquidation Proceeds and other recoveries (in each case, subject to clause (i) above), (v) all of the Assignor’s rights relating to the Assigned Mortgage Loans under the applicable Purchase Agreement and the applicable Transfer and Servicing Agreement and (vi) all income, revenues, issues, choses in action, products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing.

2.

Representations and Warranties of BFPT II.  BFPT II hereby represents and warrants to the Assignee that as of the Closing Date:

(a)

BFPT II is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business, and is in good standing in each jurisdiction in which the nature of its business requires it to be so qualified.

(b)

The execution and delivery of this Assignment Agreement by BFPT II and its performance and compliance with the terms of this Assignment Agreement have been duly authorized by all necessary trust action on the part of BFPT II.

(c)

This Assignment Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of BFPT II, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

(d)

BFPT II is not in violation of, and the execution, delivery and performance of this Assignment Agreement by BFPT II and its compliance with the terms hereof will not constitute a violation with respect to, any existing law or regulation or any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation would materially and adversely affect the condition (financial or other) or operations of BFPT II or its properties or would have consequences that would adversely affect its performance hereunder.  The execution, delivery and performance of this Assignment Agreement by BFPT II and its compliance with the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the governing instrument of BFPT II, or any material indenture, agreement, mortgage, deed of trust or other instrument to which BFPT II is a party or by which it is bound, or result in the creation or imposition of any lien or encumbrance upon any of its material properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument.

(e)

No litigation, actions, proceedings or investigations are pending or, to the best of BFPT II’s knowledge, threatened against BFPT II which would have consequences that would prohibit its entering into this Assignment Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of BFPT II or its properties or would have consequences that would adversely affect its performance hereunder, or the validity or enforceability of this Assignment Agreement, or prevent the consummation of any of the transactions contemplated by this Assignment Agreement.

(f)

No certificate of an officer, statement furnished in writing or report delivered or to be delivered pursuant to the terms hereof by BFPT II contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement or report, in light of the circumstances in which it was made or will be made, not misleading.

(g)

All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any court or any federal, state or other governmental authority or agency that are required in connection with the execution, delivery and performance by BFPT II of this Assignment Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Assignment Agreement on the part of BFPT II and the performance by BFPT II of its obligations under this Assignment Agreement.

(h)

BFPT II is conveying to the Assignee the entire interest in the Assigned Mortgage Loans which BFPT II has acquired from the Revolving Trusts, free and clear of any Adverse Claims created by, or for the benefit of, BFPT II.

(i)

Immediately prior to the assignment thereof to the Assignee, BFPT II owned the Assigned Mortgage Loans, had good and marketable title thereto, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and upon the delivery or transfer of the Assigned Mortgage Loans to the Assignee as contemplated herein, the Assignee will receive good and marketable title to the Assigned Mortgage Loans, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

3.

Counterparts.  This Assignment Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute the same instrument.

4.

Capitalized Terms.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the applicable Transfer and Servicing Agreement.

5.

GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed by their respective officers as of the day and year first above written.

BAYVIEW FINANCIAL PROPERTY TRUST II, as Assignor

By:  /s/ Brian E. Bomstein

Brian E. Bomstein, not in his individual capacity but solely as Co-Trustee

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC, as Assignee

By:  /s/ Stuart Waldman

Name:     Stuart Waldman

Title:       Vice President

SCHEDULE I

2003-G ASSIGNED MORTGAGE LOANS

SCHEDULE II

2004-B ASSIGNED MORTGAGE LOANS

SCHEDULE III

2005-A ASSIGNED MORTGAGE LOANS